                               408 - 412 BROADWAY
                            SAN FRANCISCO, CALIFORNIA

                                      LEASE

       THIS LEASE is made and entered into this 1 day of August, 1994, by and between ROMA CAFE, INC., a California corporation, (collectively "Landlord") and BOYS TOYS, INC., a California corporation ("Tenant").

                                    ARTICLE 1

                                    PREMISES

       For and in consideration of the Rent to be paid, the covenants to be performed and the agreements to be kept by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain real property commonly known as 408 and 412 Broadway Street, San Francisco, California (the "Premises"). The Premises consist of an entire building consisting of two (2) floors and an alleyway along the west-side of the building.

                                    ARTICLE 2

                                      TERM

2.1 TERM. The term of this Lease shall commence upon the opening of the Premises to the public for business as provided in Article 6 below, (the "Commencement Date") and continue thereafter, for a period of ten (10) consecutive years, at which time this Lease shall end, unless sooner terminated pursuant to the provisions of this Lease, or extended as provided in Paragraph 2.2, below. Provided, however, that notwithstanding when Tenant opens the Premises for business, the Commencement Date hereof shall be no later than February 1, 1995. The parties agree that they will execute an addendum to this Lease at such time as the actual Commencement Date becomes known setting forth specifically the Commencement Date and the date the initial lease term shall expire.

2.2 OPTION TO EXTEND. Provided Tenant is not in default of any of the terms, covenants, conditions and restrictions herein agreed to, Tenant is hereby granted two successive options to extend the term of the Lease for a period of five (5) years each. Each such option period is herein referred to as an "Extended Term". Tenant shall extend the term of this Lease, if at all, by written notice given to Landlord not less than one hundred eighty (180) days prior to termination of the initial term of this Lease or, with respect to the Second Extended Term, not less than one hundred eighty (180) days prior to expiration of the First Extended Term. Upon extension of the term hereof, this Lease shall remain in full force and effect, in accordance with all the terms and conditions set forth herein, provided that the Monthly Rent payable shall be determined in accordance with the provisions of Section 3.2 below.

2.3 POSSESSION. Notwithstanding the Commencement Date set forth above, Tenant shall take possession of the Premises, and Landlord shall deliver same, upon execution of this Lease by all parties. The parties contemplate that Tenant will undertake, at Tenant's expense, certain Tenant improvements to the Premises as set forth more fully at Paragraph

9.1 below. During the time period beginning upon possession of the Premises being delivered to Tenant and ending on the Commencement Date, Tenant shall perform, and be responsible for, each and every covenant, condition, obligation and agreement imposed upon Tenant by this Lease, save and accept payment of any monthly rental amount for the Premises. Tenant's obligation to pay rent shall not begin until the Commencement Date.

2.4 BUSINESS LICENSING. Notwithstanding any term herein to the contrary, should Tenant be unable to secure all governmental licensing necessary to operate Tenant's intended business as described in Article 6 by August 31, 1994, this Lease shall terminate at the option of Tenant.

                                    ARTICLE 3

                                      RENT

3.1 MONTHLY RENT. Tenant shall pay to Landlord as Monthly Rent for the Premises in advance on the first (1st) day of each calendar month throughout the term of this Lease without any prior notice, demand, deduction or offset, the sum determined in accordance with the following schedule. For purposes of determining the Monthly Rent below, each "year shall be defined as each twelve (12) month period during the term hereof beginning on the Commencement Date.

          Years One                      $11,000             per month
          Years Two and Three            $11,500             per month
          Years Four and Five            $12,000             per month
          Years Six and Seven            $12,500             per month
          Year Eight                     $13,000             per month
          Year Nine                      $13,500             per month
          Year Ten                       $14,000             per month

       The obligation to pay Monthly Rent hereunder shall commence on the Commencement Date as defined herein. If the Commencement occurs other than on the first day of a calendar month, then the first month's rent due hereunder on the Commencement Date shall be prorated in direct proportion as the remaining number of days in the month bears to the total number of days in that month. Said partial month shall count as the first (1st) month in determining the Monthly Rent due under the above schedule.

3.2 EXTENDED TERM RENT. The Monthly Rent payable during each Extended Term of the Lease shall be subject to adjustment at the commencement of the Extended Term and each year, thereafter ("the adjustment date") as follows:

       The base for computing the adjustment is the Consumer Price Index, published by the United States Department of Labor, Bureau of Labor Statistics for the San Francisco/Northern California region ("Index"), which is published for the end of the month twelve (12) months prior to the adjustment date ("Beginning Index"). If the Index published nearest the adjustment date ("Extension Index") has increased over the Beginning Index, the Monthly Rent for the following year (until the next rent adjustment) shall be set by multiplying the

Monthly Rent due the month prior to the adjustment date by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. In no case shall the Monthly Rent be less than the Monthly Rent due in the month prior to the adjustment date. On adjustment of the Monthly Rent as provided in this Lease, the parties shall immediately execute an amendment to the Lease stating the new Monthly Rent.

       If the index is changed so that the base year differs from that used as of the end of the month immediately preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

3.3 LATE CHARGE. If Tenant fails to pay within ten (10) days after the due date thereof any Monthly Rent charges or other amounts payable to Landlord by Tenant under the terms of this Lease, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of the delinquent amount. Tenant acknowledges that such late payment by Tenant will cause Landlord to incur costs and expenses not contemplated under this Lease, the exact amount of which could be impracticable or extremely difficult to fix. Such costs and expenses will include, without limitation, administrative and collection costs and processing and accounting expenses. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by Tenant's failure to make timely payment. Landlord's acceptance of this late charge shall not constitute a waiver of Tenant's default with respect to nonpayment by Tenant nor prevent Landlord from exercising all other rights and remedies available to Landlord under this Lease.

                                    ARTICLE 4

                                SECURITY DEPOSIT

       Within two (2) business days following execution hereof, Tenant shall deposit with Landlord the sum of Eleven Thousand Dollars ($11,000) which sum shall be held, applied and considered as the first month's rent due hereunder. Within ninety (90) days following execution hereof, Tenant shall deposit with Landlord an additional Fourteen Thousand Dollars ($14,000) which sum shall be held as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant fails to pay rent or other charges due hereunder, or otherwise breaches its obligations under any provision of this Lease, Landlord may use, apply or retain all or any portion of the deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's breach, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or a portion of the Security Deposit, Tenant shall, within five (5) days after demand therefore, deposit cash with Landlord in an amount sufficient to completely restore the Security Deposit, and Tenant's failure to do so shall be a breach of this Lease. If Tenant performs all of Tenant's obligations hereunder, the Security Deposit or any balance thereof shall be applied toward the rental amount due for the last month for which Tenant is obligated to pay rent hereunder. The exercise by Landlord of any of its rights under this Article 4 shall be without prejudice to the exercise by Landlord of any other rights or remedies to which Landlord may be entitled.

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                                    ARTICLE 5

                                      TAXES

5.1 REAL PROPERTY TAXES. Tenant shall pay before delinquent all Real Property Taxes, as defined below, assessed against the Premises during the term of this Lease. "Real Property Taxes" shall be defined as any form of real estate tax or assessment, general, special, ordinary or extraordinary, including any business license fee, commercial rental tax, improvement bond or bonds, levy or tax, but shall not include any municipal, county, state or federal income or franchise tax of any municipal, county or state. If at any time during the term of the Lease, the laws concerning the methods of real property taxation are changed so that a tax or excise on rents or other such tax, fee, levy, assessment or charge, however described, is levied or assessed against Landlord as a direct substitution in whole or in part for any Real Property Taxes, then Tenant shall pay before delinquency Tenant's proportionate share of such substitute tax, excise or other amount.

       Tenant shall not be obligated to pay any increase in Real Property Taxes that result from a change in ownership of the Premises.

       Tenant shall pay to Landlord the Real Property Taxes assessed against the Premises in twelve (12) equal monthly installments for each year of the Lease term commencing on the Commencement Date. Landlord shall provide to Tenant reasonable documentation evidencing the amount of Real Property Taxes payable with respect to calendar year 1994, and the calculation of the monthly Real Property Taxes payable by Tenant to Landlord commencing on the Commencement Date. In the event that the amount actually paid to Landlord for any calendar year is less than the amount Tenant is obligated to pay hereunder, then Tenant shall within thirty (30) days after receipt of such documentation from Landlord, pay the difference to Landlord. Further, in the event Tenant has paid more to Landlord than obligated hereunder, then the excess shall be credited against future payments of Real Property Taxes by Tenant to Landlord; provided that, upon expiration of this Lease, Landlord shall immediately reimburse to Tenant any such excess.

       Real Property Taxes shall be subject to proration in determining Tenant's share thereof on the basis of a three hundred sixty-five (365) day year, in order to account for any Lease Year of less than twelve (12) full calendar months.

5.2 PERSONAL PROPERTY TAXES. Tenant shall pay, before delinquency, all taxes, assessments, license fees, and public charges levied, assessed, or imposed upon its business operation, as well as upon all trade fixtures, leasehold improvements, merchandise, and other personal property in, on, upon or about the Premises. If any taxes on Tenant's personal property are levied against Landlord or Landlord's property, or if the assessed value of the Premises is increased by the inclusion of a value placed on Tenant's personal property, and if Landlord pays the taxes on any of these items or taxes based on the increased assessment of these items, which Landlord shall have the right to do regardless of the validity of such assessment or levy, Tenant shall immediately reimburse Landlord for the sum of such taxes levied against Landlord or the proportion of the taxes resulting from the increase in Landlord's assessment upon receipt by Tenant of a statement therefor accompanied by supporting data showing Landlord's calculation and determination thereof.

                                    ARTICLE 6

                                       USE

6.1 USE OF THE PREMISES; TRADE NAME. Tenant shall use the Premises as an upscale gentleman's club, including lunch and dinner dining facilities, an alcohol-related beverage lounge and live entertainment. Tenant shall not use the Premises for any other use without the prior written consent of Landlord.

6.2 COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises that will in any way violate any law, statute, ordinance, or governmental rule or regulation or requirement of duly-constituted public authorities now or hereinafter in force, including without limitation any applicable zoning ordinances, building codes, or any requirements of any board of fire underwriters or other similar body. Tenant shall at its sole cost and expense determine whether it is in compliance with the foregoing and shall obtain all necessary government approvals and permits. Tenant shall promptly comply with all applicable laws, statutes, ordinances, judgements, orders, rules, regulations, and other requirements now or hereafter in force and with the requirements of any board of fire underwriters which now or hereafter relate to or affect the condition, use, or occupancy of the Premises. Nothing herein shall obligate or entitle the Tenant to make any structural changes to the Premises or do any other improvements or acts which are the responsibility of or which would otherwise require the consent of Landlord hereunder.

6.3    USES PROHIBITED.

       (a) Tenant shall not, at any time during the term of this Lease, make any use of, attach anything to, paint or cover any portion of the exterior of the Premises, other than for the attachment of any signs or construction of any other improvements as may be specifically permitted hereunder.

       (b) Tenant shall not at any time during the term of this Lease, carry any stock of goods or do anything on or about the Premises, that will in any way tend to increase the insurance rates payable with respect to the Premises.

       (c) The Premises shall not be overloaded beyond the maximum floor load capacity of the Premises. In the event Landlord determines that the floor load capacity has been exceeded, Landlord shall notify Tenant of such condition and Tenant shall immediately correct such condition.

       (d) Tenant shall not cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

                                    ARTICLE 7

                                    UTILITIES

       Landlord agrees that it will cause to be made available to Tenant upon the Premises facilities for the delivery to and distribution within the Premises of water, electricity, telephones, and for the removal of sewage. In the event the initial Tenant Improvements set forth in Article 9.1 require an increase in the electrical supply or addition of a larger transformer for the Premises, then Landlord shall be responsible for the cost to provide such electrical supply increase and/or larger transformer.

       Tenant shall pay, prior to delinquency, for all water, gas, electricity, telephone, sewage, janitorial service, all other services, materials, and utilities supplied to the Premises.

       Tenant shall store all trash and garbage in good quality containers within the Premises and arrange for the regular pickup of such trash and garbage at Tenant's expense. Tenant shall not allow refuse, garbage, or trash to accumulate outside the Premises, except on the date of scheduled pickup service, and then only in areas designated by Landlord.

       Landlord shall not be liable to Tenant or any other person for, and neither Tenant nor any other person shall be entitled to, any abatement or reduction of rent or any damages because of any reduction or suspension in utility service resulting from the act or failure to act of Tenant, or to the extent that any such reduction or suspension is for a period of not greater than twenty-four (24) hours. Landlord's failure to furnish any of the foregoing service and utility items when such failure is caused by (i) accident, breakage, or repairs, (ii) strikes, lockouts or other labor disturbance or labor dispute of any character, (iii) governmental regulation, moratorium or other governmental action, (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by (v) any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly. No such stoppage of service shall entitle Tenant to terminate this Lease.

                                    ARTICLE 8

                             REPAIRS AND MAINTENANCE

8.1 TENANT'S DUTIES. Excepting only matters to be repaired by Landlord as hereinafter provided, Tenant during the entire term of this Lease shall keep and maintain at its sole cost and expense the Premises in good, neat, clean and sanitary order, condition, and repair. Without limiting the generality of the foregoing, Tenant shall maintain in clean good operating condition and repair its plumbing lines and drains, sprinkler systems, mechanical ducks, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, floors, floor coverings, showcases, skylights, entrances and vestibules, Tenant's exterior signs, all heat, ventilating and air conditioning equipment, as well as its metal work, doors and the interior and exterior of all windows in the Premises, including but not limited to replacement of all broken glass and plate glass, in the Premises. Tenant shall paint the interior walls and interior surfaces of exterior walls as often as may be required to keep the Premises neat and attractive. In the event Landlord determines that the Premises or any windows for which Tenant is responsible are not being kept or maintained as required by this Lease, it shall have the right, following the giving of five (5) day's advance notice, to repair, maintain or clean the Premises or such windows, all at Tenant's sole cost and expense. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work. Nothing herein shall obligate or entitle the Tenant to make any structural changes to the Premises or do any other improvements or acts which are the responsibility of or which would otherwise require the consent of the Landlord hereunder.

8.2 SURRENDER. Upon termination of the Lease by lapse of time, or otherwise Tenant shall deliver the Premises in good operating condition and repair, broom clean, ordinary wear and tear and damage by casualty alone excepted. Tenant at its sole cost and expense shall repair any damage relating to the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinet work, furniture, moveable partitions or improvements or alterations, including the repair of the floor and walls as required by Landlord in Landlord's reasonable judgment.

8.3 LANDLORD'S DUTIES. Subject to the other provisions of this Lease regarding any duty of Tenant to indemnify Landlord, Landlord shall at its sole cost and expense keep in good order, condition and repair only the foundations, all structural portions of the Premises, exterior walls and roof of the Premises.

                                    ARTICLE 9

                            ALTERATIONS AND ADDITIONS

9.1 INITIAL IMPROVEMENTS. Tenant shall construct Tenant Improvements to the Premises as set forth in Exhibit "A" hereto. Said Tenant Improvements shall be constructed, at Tenant's sole cost, in accordance with professionally prepared plans and specifications which Landlord shall have the right to review, inspect and approve prior to any improvements being commenced; provided, however, that Landlord shall bear the cost of installing all necessary roofing surfaces on the existing Premises and any Tenant Improvements constructed by Tenant hereunder. Landlord may use a contractor of its choice to perform said work. Landlord's consent shall be required prior to the performance of any Tenant improvement contemplated pursuant to this Paragraph, which approval shall not be unreasonably withheld. All Tenant Improvements performed under this Paragraph
9.1 shall also be done in compliance with the provisions of Paragraph 9.2.

9.2 ADDITIONAL ALTERATIONS. Except as provided in paragraph 9.1 above, Tenant shall not make any alterations, additions, improvements or utility installations (collectively and singularly referred to as "Work(s) of Improvement" in, on or about the Premises without the prior written consent of Landlord, except for non-structural alterations, not exceeding Twenty Thousand Dollars ($20,000) in cost, which do not involve the exterior of the Premises. The Landlord shall not unreasonably withhold or delay the granting of consent to such Work of Improvements, and shall respond to a request for consent within five (5) business' days. The term "utility installations" as used herein shall be defined the installation, addition, or alteration of any utility connections or services including without limitation ducting, power panels, fixtures, switched, space heaters, and wiring. If consent of Landlord to any proposed Work of Improvement by Tenant shall have been obtained. Tenant agrees to advise Landlord in writing in advance of the date upon which such Work of Improvement will commence in order to permit Landlord to post a timely notice of non-responsibility as set forth in Article 10 herein. Tenant shall submit to Landlord all plans and specifications with respect to any such Work of Improvement, including without limitation the names of all contractors performing such work.

       All Works of Improvement must be performed by a licensed Contractor, be done in a good and workmanlike manner and diligently prosecuted to completion. Upon completion of such work, Tenant shall file a Notice of Completion as permitted by law. Any such Work of Improvement shall be performed and done strictly in accordance with the laws and ordinances relating thereto. Landlord shall have the right, but not the obligation to inspect the Work of Improvement.

       All Works of Improvement shall at the expiration or earlier termination of the Lease become the property of the Landlord and remain upon and be surrendered with the Premises; provided, however, that the personal property, business and trade fixtures, cabinet work, furniture, removable partitions, machinery and equipment (other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises) shall remain the property of Tenant and may be removed by Tenant at any time during the term of this Lease, subject to any restrictions on such removal which may be imposed by other provisions of this Lease.

                                   ARTICLE 10

                                      LIENS

       Tenant shall keep the Premises free from any liens arising out of work performed, materials or services, supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof through or under Tenant. If any such lien shall at anytime be filed against the Premises, Tenant shall either cause the same to be discharged of record within ten (10) days after the date of filing same or if Tenant, in Tenant's discretion and in good faith, determines that such liens should be contested, shall furnish such security as may be necessary or required to (i) prevent any foreclosure proceeding against the Premises during pendency of such contest, and (ii) cause a mutually satisfactory title company to remove such lien affecting title to the Premises. In the event that Tenant shall not, within said ten (10) day period cause such lien to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including but not limited to, attorneys' fee and Landlord's costs and expenses, shall be payable to Landlord by Tenant on demand with interest at the Overdue Rate. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject the Premises to liability under any mechanic's or other lien law. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanic's and materialmen's liens; Tenant shall give to Landlord at least fifteen (15) business' days prior written notice of the expected date of commencement of any Work of Improvement.

                                   ARTICLE 11

                                ENTRY BY LANDLORD

       Landlord and its authorized representatives shall have free access to the Premises at all reasonable times during normal business hours upon not less than forty-eight (48) hours' notice (i) to inspect the Premises, (ii) to exhibit the same to prospective purchasers, mortgagees, or tenants, (iii) to determine whether Tenant is complying with all of Tenant's obligations hereunder, (iv) to supply any service to be provided by Landlord to Tenant hereunder, (v) to post notices of non-responsibility or other notices that may be permitted hereunder, and (vi) to make repairs required or permitted to be made by Landlord under the terms hereof. Notwithstanding the above, Landlord shall have the right to enter the Premises at any time in order to make any and all emergency repairs. As used herein, emergency shall mean circumstances which have caused or may cause material damage to the Premises or its value or circumstances in which Tenant is in default under the terms of the Lease. Tenant hereby waives any claim for damages for any injury, inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises, which result from Landlord's entry into the Premises or any work performed therein by Landlord under the terms of this Lease; provided, Landlord shall use reasonable efforts to minimize the impact any such entry may have upon Tenant and the business of Tenant. Landlord shall at all times have and retain a key with which to unlock the doors in, on or about the Premises (excluding Tenant's vaults, safes, and similar areas designated in writing by Tenant in advance) and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency in order to obtain entry into the Premises. Any entry to the Premises obtained by Landlord by any of said means or otherwise, shall not under any circumstances be construed as unlawful entry into or unlawful detainer of the Premises or an eviction (actual or constructive) of Tenant from the Premises or any portion thereof.

                                   ARTICLE 12

               INDEMNITY AND EXEMPTION OF LANDLORD FROM LIABILITY

       Tenant shall indemnify, defend and hold Landlord harmless from all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises. Tenant shall further indemnify, defend and hold Landlord harmless from all claims arising from any breach or default in the performance of any obligation to be performed by tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever, except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for any unreasonable period of time after written notice of such failure. Tenant hereby waives all its claims in respect thereof against Landlord.

                                   ARTICLE 13

                                    INSURANCE

13.1 TENANT'S POLICIES OF INSURANCE. From and after the date Tenant takes possession of the Premises and thereafter throughout the Lease term, Tenant shall procure and maintain at its sole cost and expense, the following insurance coverage.

       (a) Comprehensive General Liability Insurance insuring Tenant and Landlord against any liability arising out of Tenant's use, occupancy, repair or maintenance of the Premises or its business operated in the Premises, with combined single limit for bodily injury or death and property damage of not less than Two Million Dollars ($2,000,000) per occurrence. Such comprehensive general liability insurance shall include a contractual liability endorsement covering tenant's obligations under Article 12 herein.

       (b) Standard form fire insurance, providing protection against any peril included within the classification of "Fire and Extended Coverage," including but not limited to, insurance against sprinkler damage, vandalism, malicious mischief, and water damage (from roof leakage, ground water are otherwise), covering (i) the whole of the Building and real property upon which the Premises is located, including all improvements thereto, (ii) Tenant's alterations, additions and improvements, and (iii) Tenant's trade fixtures, merchandise, and personal property from time to time in, on, or upon the Premises, all in an amount not less than the full replacement value of said Building, improvements and fixtures. Tenant agrees to carry such insurance, it being expressly understood and agreed that none of the items to be insured by Tenant hereunder shall be insured by Landlord, nor shall Landlord be required to re-install, reconstruct, or repair any of such items. Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 14 hereof.

       (c) Disability insurance and workmen's compensation insurance in such amounts as required by applicable law.

       (d) Such other insurance and in such amounts as may from time to time be reasonably required by Landlord against other insurable hazards which at the time of such requirement are commonly insured against in the case of premises which are situated, constructed, used and occupied in a manner similar to the Premises.

       (e) All policies of insurance which Tenant is required to obtain under this Article 13 shall (i) be approved as to form and substance by Landlord, which approval shall not be unreasonably withheld, (ii) be issued by insurance companies which are qualified to do business in the state in which the Premises are located and rated A or better in the most recent version of BEST'S INSURANCE GUIDE, (iii) be issued in the names of Landlord and Tenant for the mutual and joint benefit and protection of Landlord and Tenant, (iv) give Landlord thirty (30) days prior written notice of any cancellation, lapse or reduction in the amount of insurance, and (v) contain an endorsement containing an express waiver of any right of subrogation by the insurance company against Landlord (whether Landlord is named as an insured or not). All policies to be carried by Tenant hereunder shall be written as primary policies, not contributing with and not in excess of coverage that Landlord may carry. Tenant shall have the right to provide such insurance coverage pursuant to comprehensive policies obtained by Tenant provided such comprehensive policies expressly afford coverage to the Premises, Landlord and Tenant as required by this Lease. Each policy of insurance required to be carried by Tenant or a duplicate or certificate thereof shall be delivered to Landlord prior to the date the Premises are delivered to Tenant and with respect to any renewal or replacement policy prior to the expiration of the policy it renews or replaces. If Tenant shall fail to procure or maintain any insurance required hereunder or shall fail to furnish to Landlord any such policy, duplicate policy or certificate as required, Landlord may at Landlord's option obtain such insurance for the benefit of Tenant and Landlord, and any premium or cost paid by Landlord for such insurance shall be paid by Tenant to Landlord promptly upon Landlord's demand therefor. Any such payment by Landlord shall be subject to interest at the maximum legal rate from the date of payment until such time as Tenant reimburses Landlord for such payment.

       (f) In addition to the foregoing Tenant insurance requirements, Tenant shall also have in place during all times construction is occurring at the Premises an all risk construction or builder's insurance policy in an amount and scope sufficient to cover all risks created by the construction, as Landlord may determine.

13.2 LANDLORD'S INSURANCE. Landlord may in addition, but shall not be required to, procure and maintain excess coverage liability insurance, earthquake insurance, flood damage insurance and/or rental income insurance, at its election or as required by its lender, if any, from time to time during the term hereof in such amounts and with such limits as Landlord or its lender may deem appropriate. Any policies obtained by Landlord with respect to the Premises shall name the Tenant as a co-insured.

       In addition to all other sums due hereunder, Tenant shall pay to Landlord the cost of Landlord's insurance as described herein. During the term of the Lease, Tenant shall pay to Landlord on a Monthly Basis one-twelfth (12th) of such amount. Landlord shall provide to Tenant reasonable documentation evidencing the cost of such insurance to be paid by Tenant hereunder.

13.3 WAIVER OF SUBROGATION. Landlord and Tenant hereby waive any and all rights of recovery against the other or against the officers, employees, agents, and representatives, of such other party or of such other tenant or occupant of the Premises to the extent Landlord or Tenant shall be held responsible and liable for the actions of the aforesaid individuals, for loss of or damage to such waiving party or its property or the property of others under its control arising from any cause insured against by Landlord's and Tenant's respective insurance policies. Tenant shall obtain and furnish evidence to Landlord of the waiver by Tenant's Worker's Compensation carrier of any right of subrogation against Landlord. Each party will provide evidence to the other of their respective insurer's agreement to this provision within fifteen (15) days of receipt of a written request therefor.

                                   ARTICLE 14

                             DAMAGE AND DESTRUCTION

       In the event the Premises is damaged by fire or other perils covered by insurance coverage provided for herein, Landlord shall (i) in the event of total destruction, at Landlord's option, as soon as reasonably possible thereafter, commence repair, reconstruction and restoration of the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within ninety (90) days after such damage, elect not to so repair, reconstruct or restore the Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said ninety (90) day period. In the event Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction. (ii) In the event of a partial destruction of the Premises, to an extent not exceeding 25% of the full insurable value thereof, and if the damage thereto is such that the Premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date or the happening of such casualty and if insurance proceeds from policies provided for herein sufficient to cover the cost of such repairs are available, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety (90) days or exceeds 25% of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall then terminate. Under any of the conditions of this subparagraph, Landlord shall give written notice to Tenant of its intention within said ninety (90) day period. In the event Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

       Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

       In the event of repair, reconstruction and restoration by Landlord as herein provided, the rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration and for a reasonable time thereafter, associated with Tenant's refixturization and restoration of improvements originally provided by Tenant to the Premises. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

       Tenant shall not be released from any of its obligations under this Lease, except to the extent and upon the conditions expressly stated in this Article. Notwithstanding anything to the contrary contained in this Article, if Landlord is delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one (1) year period.

       If damage is due to any cause other than fire or other peril covered by extended coverage insurance secured by Tenant under paragraph 13.1, Landlord may elect to terminate this Lease.

       Notwithstanding anything to the contrary contained in this Article 14, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article 14 occurs during the last twenty-four (24) months of the term of this Lease or any extension hereof.

       The provisions of California Civil Code Section 1932, Subsection 2, and
Section 1933, Subsection 2, and Section 1933, Subsection 4, which permit termination of a lease upon destruction of the Premises, are hereby waived by Tenant; and the provisions of this Article shall govern in case of such destruction.

                                   ARTICLE 15

                                 EMINENT DOMAIN

15.1   TOTAL OR PARTIAL TAKING.

       (a) In the event that at any time during the term of this Lease, title to the whole of the Premises shall be taken by the exercise of the right to condemnation or eminent domain or by agreement between the Landlord and those authorized to exercise such right, this Lease shall terminate and expire on the date of such taking (herein called the "Taking

Date") and the rent provided to be paid by the Tenant shall be apportioned and paid to the Taking Date.

       (b) If 25% or more of the Premises shall be taken, or all reasonable means of ingress and egress to and from the Premises are permanently eliminated by reason of such a taking, then and in any such events, Landlord and Tenant shall each have the right to terminate this Lease on the next date for payment of Monthly Rent.

       In the event the Lease is not terminated as provided above, the Monthly Rent shall be reduced in the proportion that the square footage of the portion of the Premises taken bears to the square footage of the Floor Area of the Premises prior to the taking. Landlord shall promptly at its expense restore the portion of the Premises not so taken and Tenant shall be responsible for restoring all the interior improvements.

       In the event Landlord is advised of an impending condemnation, Landlord shall give written notice of such fact to Tenant within five (5) business' days thereafter, and Tenant at its election, shall be entitled to participate in any negotiations or litigation with the condemning authority.

       In the event that Tenant is advised of an impending condemnation then Tenant shall give written notice of such fact to Landlord within five (5) business' days, thereafter.

15.2 COMPENSATION. Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest whatsoever which may be paid or made in connection with such taking, including without limitation any leasehold "bonus value", and Tenant shall have no claim against Landlord for the value of any unexpired term of the Lease. Notwithstanding the foregoing Tenant, at its costs and expense, shall be entitled to separately claim, in any condemnation proceeding, any damages payable for movable trade fixtures paid for and installed by Tenant (or any persons claiming under Tenant) without any contribution or reimbursement therefor by Landlord, and Tenant's loss of business, and for Tenant's relocation costs.

                                   ARTICLE 16

                               HAZARDOUS MATERIALS

16.1 DEFINITION. The term "Hazardous Materials" shall be defined as any so defined and hazardous or toxic substance, material or waste, which is or becomes so defined or regulated by any local governmental authority, the State of California or the United States government.

16.2 OBLIGATION OF TENANT. Except as used in accordance with law and in ordinary course of business, Tenant shall not cause or permit any hazardous materials to be brought upon, kept or used in or about the Premises, whether by Tenant, its agents, its employees, contractors or invitees. In the event, that Tenant shall breach this obligation then Tenant shall indemnify, defend and hold the Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, expenses, liabilities and losses (including without limitation diminution in value of the Premises and damages from the loss or restriction on use of the Premises) and including reasonable attorneys' fees incurred by Landlord in connection with such breach.

16.3 LANDLORD'S OBLIGATION. Landlord shall be responsible for any Hazardous Materials existing on the Premises prior to the date of this Lease.

                                   ARTICLE 17

                            ASSIGNMENT AND SUBLETTING

17.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily, by operation of law or otherwise, assign this Lease or enter into license or concession agreements, sublet all or any part of the Premises, or otherwise transfer, mortgage, pledge, hypothecate, or encumber all or any part of Tenant's interest in this Lease or in the Premises or any part thereof, or suffer or permit the Premises or any part thereof to be used by any third party other than Tenant, its authorized agents, employees, invitees, and visitors, without Landlord's prior written consent, and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease. Landlord shall not unreasonably withhold or delay such consent. A period of fifteen (15) days for the granting or denial of such consent shall not be deemed to be an unreasonable delay.

       Notwithstanding the foregoing, Tenant may assign or sublet all or any portion of the Premises to a corporation affiliated with Tenant; provided that, Tenant shall remain obligated to perform all of the obligations to be performed by Tenant under the Lease. For purposes of the preceding sentence, a corporation shall be deemed affiliated with Tenant if a majority of its outstanding capital stock is owned by Tenant or by the same individuals that own a majority of the outstanding capital stock of Tenant.

       If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, Landlord's administrative and legal fees and expenses incurred in connection with any such request to a maximum of Seven Hundred Fifty Dollars ($750).

       In the event of a subletting or assignment of the Premises pursuant to which Tenant receives or contracts to receive an amount in excess of its monetary obligations to Landlord, such excess less the cost associated with the subletting or assignment, shall be deemed "profit". All profit, whether received in monthly payments or as lump sum consideration shall be shared equally with the Landlord on a fifty (50) fifty (50) basis as consideration for the consent of Landlord to such subletting or assignment.

17.2 NO RELEASE OF TENANT. No consent by Landlord to any assignment of this Lease or subletting of the Premises by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent to assignment or subletting of the Premises. The consent by Landlord to any such assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other subsequent assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed a waiver by Landlord of any provision of this Lease or to be a consent to any other assignment or subletting. Consent to one assignment or subletting shall not be deemed to constitute consent to any subsequent assignment or subletting.

                                   ARTICLE 18

                   SUBORDINATION; QUIET ENJOYMENT; ATTORNMENT

18.1 SUBORDINATION. This Lease shall, at Landlord's option, be subject and subordinate to ail ground or underlying leases that now or hereafter exist which affect the Premises or the land upon which the Premises are situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Premises or improvements thereon or on or against Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease, or the date of the recording thereof. Tenant covenants and agrees to execute and deliver upon demand without charge therefor such further instrument evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgage or deeds of trust as may be required by Landlord, provided, that Landlord first obtains from the Lender a written agreement that provides substantially that as long as Tenant performs its obligations under this Lease and is not in breach hereof (i) no foreclosure, deed given in lieu of foreclosure, power of sale, or steps or procedures taken under the encumbrance (collectively referred to as "Foreclosure"), shall affect Tenant's rights under the Lease, and (ii) the provisions of this Lease concerning the disposition of insurance proceeds resulting from the destruction of the Premises, and the disposition of any condemnation award, shall prevail over any conflicting provisions in the encumbrance.

18.2 ATTORNMENT. In the event any proceedings are brought for default under any ground or underlying lease or in the event of Foreclosure, Tenant shall attorn to the ground or master lessor or the Foreclosure purchaser and recognize such person as the Landlord, provided said person expressly agrees in writing to be bound by the terms of the Lease.

18.3 ESTOPPEL CERTIFICATE. Tenant shall within ten (10) days after receipt of written request from Landlord execute and deliver to Landlord, a certificate stating (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect) and the dates to which Monthly Rent and other charges are paid in advance, if any, (ii) that Landlord is not in default under the Lease, or stating the nature of any alleged default, and (iii) such other matters as may be reasonably requested. Tenant's failure to deliver such statement within such time shall constitute a material breach of this Lease and shall be conclusive upon Tenant (i) that this Lease is in full force and effect without modification, except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, (iii) that not more than one month's Monthly Rent has been paid in advance, and (iv) as to such other matters as may be specified in the request from Landlord.

18.4 QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying said rent and performing all the covenants and conditions aforesaid on Tenant's part to be observed and performed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises hereby demised, for the term aforesaid; subject, however, to the terms of this Lease and of the ground leases, underlying leases and mortgages hereinabove mentioned.

                                   ARTICLE 19

                                      SIGNS

       Tenant may, during the term of this Lease, upon obtaining any and all necessary permits from governmental authorities and provided that Tenant is and shall be in compliance with the provisions of this Lease, erect and maintain, at its cost and expense, signs of such dimensions and materials as it may reasonably deem appropriate in or about the Premises. Such signs shall, at the option of Landlord, be removed by Tenant upon the termination of its occupancy of the Premises at its sole expense without damage to the Premises.

                                   ARTICLE 20

                                DEFAULT REMEDIES

20.1 DEFAULTS BY TENANT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant (i) any failure by Tenant to pay rent or any other monetary sums required to be paid hereunder where such failure continues for three (3) days after written notice has been given to Tenant, (ii) the abandonment or vacation of the Premises by Tenant, or
(iii) a failure by Tenant to observe and perform any other express or implied covenants or provisions of this Lease to be observed and performed by Tenant, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said ten (10) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion. Any such notice of default shall be in lieu of, and not in addition to, any notice required by law.

       (a) REMEDIES. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, without limiting Landlord in the exercise of any right or remedy at law or in equity that Landlord may have by reason of such default or breach:

          (i) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession, pursuant to California Civil Code Section 1951.4; or,

          (ii) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default as more particularly set forth in California Civil Code Section 1951.2, including the worth at the time any judgment is obtained against Tenant of the amount by which the unpaid rent for the balance of the term of the Lease exceeds the amount of such rental loss for the same period that the Tenant proves could reasonably have been avoided.

       In addition, Landlord shall also be entitled to recover all leasing commissions, costs of preparing the Premises for reletting and any other costs and expenses in lieu of any of the foregoing or in addition thereto as may be permitted from time to time by the laws of the State of California.

       For all purposes of this Article 20, the term "rent" shall be deemed to be Monthly Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease.

       In the event of default and in the event that Landlord elects the remedy set forth in Paragraph 20.1 (a)(i), Tenant shall have the right to assign Tenant's interest in the Lease so long as Tenant obtains Landlord's written consent thereto, which consent will not unreasonably be withheld. Landlord's reasonable determination regarding consent for such assignment will be based on certain facts and circumstances which shall include, but shall not be limited to the proposed assignee's ability to comply with all of the terms and conditions of the Lease, the proposed assignee's financial responsibility or stability, and the suitability of the Premises for the intended use of the proposed assignee.

       Pursuant to the provisions of California Civil Code Section 1951.4 the following acts by Landlord shall not constitute a termination of Tenant's right to possession (i) acts of maintenance or preservation or efforts to let the Property, and (ii) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under the Lease.

       (b) ADDITIONAL RIGHTS OF LANDLORD. In the event of default, Tenant's fixtures, furniture, equipment, improvements, additions, alterations and other personal property shall at Landlord's option be removed from or left on the Premises during the length of such default. Landlord shall have the right to take the exclusive possession of all such property and to use same rent or charge free, until all defaults are cured.

           The remedies given to Landlord in this Article shall be in addition and supplemental to all other rights or remedies that Landlord may have under the laws then in force. Landlord shall be under no obligation to observe or perform any covenant of this Lease that accrues after the date of any default by Tenant hereunder.

       The waiver by Landlord of any breach of any term, covenant, or condition in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, or condition. The subsequent acceptance of rent or any other sum owed hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rent or sum owed so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent or sum owed nor shall acceptance of rent or any other payment after termination of this Lease constitute a reinstatement, extension or renewal of this Lease or revocation of any notice or other act by Landlord. No covenant, term, or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

20.2   RIGHTS AND OBLIGATIONS UNDER THE BANKRUPTCY CODE.

       (a) Upon the filing of a petition by or against Tenant under the United States Bankruptcy Code, Tenant, as debtor in possession, and any trustee who may be appointed agree as follows:

           (i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court;

           (ii) to pay monthly in advance on the first day of each month reasonable compensation for use and occupancy of the Premises in an amount equal to all rent, and other charges otherwise due pursuant to this Lease;

           (iii) to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as Landlord, in its reasonable judgment, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter;

           (iv) to give Landlord at least forty-five (45) days prior written notice of any abandonment of the Premises, any such abandonment to be deemed a rejection of this Lease;

           (v) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code;

           (vi) NO to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and,

           (vii) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

       (b) No default under this Lease by Tenant, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

                                   ARTICLE 21

                       LIMITATION OF LANDLORD'S LIABILITY.

       In the event that Landlord is in default of this Lease, and as a consequence thereof Tenant recovers a money judgement against Landlord, such judgement shall be satisfied only out of the proceeds of sale received on execution of the judgement and a levy against the right, title and interest of Landlord in the Premises and out of rent or other income from the Premises receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title, and interest in the Premises. Neither Landlord nor, if Landlord is a partnership its partners (either general or limited), or if Landlord is a corporation its directors, officers or shareholders shall be personally liable for any such judgement. Any lien obtained to enforce any judgement against Landlord and any levy of execution thereon shall be subject and subordinate to the rights of any lessor under a ground lease or other underlying lease or the mortgagee or beneficiary under any mortgage or deed of trust encumbering the Premises or any part thereof.

                                   ARTICLE 22

                             RIGHT OF FIRST REFUSAL

       In the event Landlord shall receive an acceptable and bona fide written offer to purchase the Premises from an independent purchaser, Landlord shall give written notice to Tenant of such potential sale of Premises. Such notice shall set forth the price and the terms of the proposed sale of the Premises. Tenant shall have the right to purchase the

Premises for the price and upon the terms set forth in such notice, and must exercise such right, if at all, by written notice given to Landlord of its intent to purchase the Premises, which notice must be given no later than thirty
(30) days following the date of the notice of the proposed sale. Escrow for sale of the Premises to the Tenant shall close not more than six (6) months following the date on which the Tenant exercises its right to purchase hereunder. In the event Tenant does not exercise this first right of refusal in the manner set forth above, Landlord shall have the right to sell the Premises for the price and upon the terms set forth in the notice of the proposed sale referenced above, free and clear of any further right of first refusal hereunder; provided, such sale by Landlord is completed within six (6) months following the expiration of the period during which Tenant could exercise its first right of refusal hereunder. Upon sale of the Premises, all rights of the Tenant provided for in this Article 22 shall terminate, and thereafter Tenant shall have no further option or right of first refusal to purchase the Premises hereunder.

                                   ARTICLE 23

                              ADDITIONAL PROVISIONS

23.1 TRANSFER OF LANDLORD'S INTEREST. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities accruing thereafter on the part of Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee, provided all Landlord's obligations hereunder are assumed in writing by the transferee.

23.2 CAPTIONS, ATTACHMENTS; DEFINED TERMS. The captions of the Articles and Sections of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease. Exhibits attached hereto, and addendums and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine, and words in the masculine or feminine gender include the neuter. If there be more than one Landlord, the obligations hereunder imposed upon Landlord shall be joint and several. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Premises or the Premises. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

23.3 NOTICES. Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served, and shall not be deemed to have been duly given or served unless in writing and served personally or forwarded by certified or registered mail, return receipt requested, addressed to the addresses of the parties specified on the signature page hereto. Any notice sent by certified or registered mail shall be deemed delivered on the earlier of the third (3rd) day following deposit thereof with the United States Postal Service or on the delivery date shown on the returned receipt prepared in connection therewith. The delivery of any notice by the United States Postal Service in the manner herein described shall have the same force and effect as personal delivery thereof, and Tenant hereby waives the benefit of any statute, ordinance or judicial decision, now or hereafter in effect, which requires that any notice be personally served or delivered to Tenant. Either party may change such address by written notice to the other.

23.4 SEVERABILITY. If any term or provision of this Lease shall to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law; it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning that renders it valid.

23.5 ATTORNEY'S FEES. In any dispute between the parties, whether or not resulting in litigation or any appeal therefrom, the prevailing party shall be entitled to recover from the other party all reasonable costs, including without limitation reasonable attorney's fees. "Prevailing parties" shall include without limitation (i) the party who dismisses an action in exchange for sums allegedly due, (ii) the party who receives performance from the other party of an alleged breach of covenant or a desired remedy where such performance is substantially equal to the relief sought in an action, or (iii) the party determined to be the prevailing party by a court of law.

23.6 TIME; JOINT AND SEVERAL LIABILITY. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants, and conditions contained in this Lease to be performed by Tenant shall be deemed to be joint and several obligations of each Tenant, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

23.7 BINDING EFFECT; CHOICE OF LAW. The parties hereto agree that all the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Section 22.1 hereof, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns. This Lease shall be governed by the laws of the State of California.

23.8 WAIVER. No covenant, term, condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term, or condition shall not be deemed to be a waiver of any other covenant, term, or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term, or condition, unless otherwise expressly agreed to by Landlord in writing.

23.9 SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

23.10 HOLDING OVER. If Tenant or anyone claiming under Tenant shall, with or without the written consent of Landlord, hold over after the expiration or earlier termination of the term of this Lease or any extended term, such tenancy shall be a month-to-month tenancy, which tenancy may be terminated as provided by law. During such tenancy Tenant agrees to be bound by all of the terms, covenants, and conditions as herein specified and to pay to Landlord (i) 150% of the then current rent under the Lease, plus (ii) all other sums due under this Lease.

23.11 FORCE MAJEURE. Any prevention, delay, or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such party for a period equal to any such prevention, delay, or stoppage, except the obligations imposed with regard to rent and other charges to be paid by Tenant pursuant to this Lease.

23.12 RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord, which Landlord may withhold in its sole discretion. Tenant agrees to execute and acknowledge a short form lease in recordable form at Landlord's request, which may be recorded by Landlord.

23.13 LANDLORD'S CONSENT. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant, whether or not similar to the acts previously consented to or approved. Except as otherwise specifically provided, whenever Landlord's consent is required under this Lease, Landlord may grant or withhold such consent in the exercise of Landlord's sole discretion. No standard of reasonableness shall apply to Landlord in granting or denying such consent.

23.14 RELATIONSHIPS. Nothing in this Lease shall be construed as creating the relationship of principal and agent or a partnership or of a joint venture between Landlord and Tenant, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties, shall be deemed to create any relationship between the parties other than the relationship of Landlord and Tenant.

23.15 PAYMENTS AND INTEREST. All payments hereunder shall be made in lawful money of the United States. All payments requiring proration shall be prorated on the basis of a thirty (30) day month. As used in this Lease, the term "Overdue Rate" means a per annum interest rate equal to the maximum interest rate allowed under the usury laws of the state in which the Premises are located in effect as of the date such interest rate is to be calculated. Landlord shall be entitled to collect interest at the Overdue Rate on any delinquent rent, charges or other amounts payable by Tenant under this Lease, from the due date thereof (or in the case of payments made by Landlord on behalf of Tenant, including but not only limited to Real Property Taxes, Common Area Expenses and Landlord's Insurance, on the date of payment by Landlord) until the date such rent, charges or other amounts are actually paid by Tenant.

23.16 SURVIVAL OF TENANT'S OBLIGATIONS. All of Tenant's indemnities, waivers, assumptions of liability, duties and obligations hereunder shall survive the expiration or other termination of this Lease, whether by expiration of time, operation of law or otherwise, to the extent required for the full observance and performance thereof.

23.17 ENTIRE AGREEMENT. THIS INSTRUMENT ALONG WITH ANY EXHIBITS AND ATTACHMENTS HERETO CONSTITUTES THE ENTIRE AGREEMENT BETWEEN LANDLORD AND TENANT RELATIVE TO THE PREMISES AND THIS AGREEMENT, AND THE EXHIBITS AND ATTACHMENTS MAY BE ALTERED, AMENDED, OR REVOKED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY BOTH LANDLORD AND TENANT. IT IS UNDERSTOOD THAT THERE ARE NO ORAL AGREEMENTS OR REPRESENTATIONS BETWEEN THE PARTIES HERETO AFFECTING THIS LEASE, AND THIS LEASE SUPERSEDES AND CANCELS ANY AND ALL PREVIOUS NEGOTIATIONS, ARRANGEMENTS, BROCHURES, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, IF ANY, BETWEEN THE PARTIES HERETO, AND NONE THEREOF SHALL BE USED TO INTERPRET OR CONSTRUE THIS LEASE. THERE ARE NO OTHER REPRESENTATIONS OR WARRANTIES BETWEEN THE PARTIES OR THE PARTIES AND THEIR AGENTS 0R REPRESENTATIVES AND ALL RELIANCE WITH RESPECT TO REPRESENTATIONS IS SOLELY UPON THE REPRESENTATIONS AND AGREEMENTS CONTAINED IN THIS DOCUMENT.

                                   ARTICLE 24

                               BROKER COMMISSIONS

       Both Landlord and Tenant warrant to one another that no commission is owed to or claimed by any person as a result of this Lease, other than to Al Cooper, real estate agent. Landlord and Tenant agree to indemnify, defend and hold harmless the other party against all liability, damages, costs and attorneys' fees arising from any claim for commissions made by any person through them.

                                   ARTICLE 25

                      REMOVAL OF TENANT'S PERSONAL PROPERTY

       Provided Tenant is not then in default hereunder, Tenant shall have the right, at any time during the term of this Lease, to remove "Tenant's Property," consisting of machinery, trade equipment, business and trade fixtures, and other trade equipment placed, installed, supplied or made by it in or on the Premises at Tenant's cost and expense (without any contribution or reimbursement therefor by Landlord), and which may be removed without material injury to the Premises; provided, however, that any damage to the Premises or any part thereof occasioned by such removal shall be repaired by Tenant at Tenant's cost and expense. As used herein and hereafter, the term "Tenant's Property" shall not include or be deemed to include any item now or hereafter installed in or on the Premises that is an integral part of the building, including without limiting the generality of the foregoing, heating, ventilating, and air-conditioning plants and systems, electrical and plumbing fixtures and systems and other like equipment and fixtures, if any.

TENANT:                                     LANDLORD:

BOYS TOYS, INC.,
A CALIFORNIA CORPORATION                    CAFE ROMA, INC.



By: /s/ [ILLEGIBLE]                           By: /s/ Lewis Chin
   -----------------------------------         ---------------------------------
   President                                   Lewis Chin


Address: 8910 University Ctr Ln.            Address: 17 Jacqueline Ct
        ------------------------------              ----------------------------
         Suite 300                                   Daly City CA
        ------------------------------              ----------------------------
         San Diego, Ca 92128                                       94014
        ------------------------------              ----------------------------

                                  EXHIBIT "A"

                          INITIAL TENANT IMPROVEMENTS

                                   EXHIBIT "A"

                             TENANT IMPROVEMENTS TO
                     412 BROADWAY, SAN FRANCISCO, CALIFORNIA

Prior to the build-out, demolition of a substantial portion of what exists within the Premises shall be necessary and involve the following:

       1.     Removal of all mechanical and electrical systems.

       2. Removal of most of the above slab plumbing and gas piping systems back to the point of service entry.

       3. Removal of most of the fire sprinkler system back to the standpipe.

       4. Removal of a portion of existing raised platforms, all bars and food service fixtures, and all stairs, walls and partitions throughout, with minor exceptions.

       5. Removal of the entire roof structure over the single story bay of the building.

       6. Portions of the facade of the building and specific walls or roof areas where new means of support shall be constructed so as to remove obstacles to the effective operation of the club.

Improvements made during the build-out shall include but not be limited to the following:

       7. A complete renovation of 100% of the post demolition structural shell.

       8.     New second floor areas totalling approximately 1998 square feet.

       9. A new facade and entry for the building which is to be two stories in height across its full width.

       10. New entry lobby, display platforms, an elevator accessible to the handicapped and 2 fire-rated stairways for second floor egress.

       11. Structural improvements throughout the building to meet current seismic upgrade requirements.

       12. New kitchen and bar facilities with vent hood, walk-in cooler, dishwashing and prep areas, storage and service stations.

       13. New seating areas with platforms and stages, built-in seating, handrails and low partitions.

       14. A DJ booth that will control lighting and sound for the entire Premises and four stages.

       15.    Ceiling, wall and floor finishes throughout the Premises.

       16. Locker facilities and toilet rooms for male and female staff as well as for entertainers.

       17. New restrooms for the public and individual handicapped accessible restrooms for both sexes.

       18.    A new service stair for staff use between floors.

       19. New HVAC systems that will provide heating and cooling for the entire Premises.

       20. New electrical system including all house and stage lighting, power distribution for all equipment and subsystems beyond the transformer.

       21. New plumbing and fire sprinkler piping for the entire club, including a grease trap.

       22. New doors, windows, skylights, hardware and emergency exit lighting throughout the Premises.

       23. New drywall walls, carpentry, millwork, etc. throughout the Premises.

       24. New telephone security, video surveillance point of sale, lighting and environmental control systems.

The owner/landlord will be responsible for the following during the construction phase:

       25. New transformer room and transformer to be installed by PG&E at the front of, and within the existing shell.

       26. New roof over the entire Premises area, including repairs as might be needed to existing structure as well as new constructions.

                 AMENDMENT TO BAYSIDE VILLAGE RESIDENTIAL LEASE

       THIS AMENDMENT TO BAYSIDE VILLAGE RESIDENTIAL LEASE is made and entered into as of APRIL 21, 1999, by and between BAYSIDE VILLAGE ASSOCIATES, a partnership ("Bayside Village") and Boysztoys.com, INC. BY RALPH AMATO AND MICHAEL POTTER ("Resident").

       Bayside Village and Resident have entered into that certain Bayside Village Residential Lease dated MARCH 11, 1999 (the "Lease") with respect to Suite No. 406 at FOUR BAYSIDE VILLAGE PLACE, San Francisco, California. Terms used herein that are defined in the Lease shall have the meanings therein defined. Bayside Village and Resident desire to amend the Lease in the manner hereinafter provided, and, accordingly Bayside Village and Resident hereby agree as follows:

       1.     AMENDMENT TO PARAGRAPH 4.

       Paragraph 4 of the Lease is hereby amended to read as follows:

       "4. PARKING: Commencing on APRIL 21, 1999, and continuing during the term of this Lease, Resident shall have the right to occupy 1 parking space(s) located in the underground parking garage. Bayside Village reserves the right to change from time to time the location of Resident's designated parking space. Resident agrees to pay as additional rent the sum of ONE HUNDRED FIFTY Dollars ($150.00) per month to Bayside Village for rent for such parking space. Such rent shall be paid at the time and in the manner provided for payment of rent under paragraph 3 of the Lease. Resident may terminate rental of this parking space by giving Bayside Village not less than 3O DAYS' WRITTEN NOTICE of such termination. Use of said parking space shall be at the sole risk of Resident, and without limiting the generality of the foregoing, to the maximum extent permitted by law, Bayside Village shall not have, and Resident agrees to indemnify Bayside Village against, any liability to Resident or any other person, including attorney's fees, for any damage to or loss or theft of any automobile or other property (including property of Resident), or injury to or death of any person (including Resident and Resident's family, agents, employees, visitors or licensees), arising directly or indirectly out of or in any way in connection with the use by Resident or Resident's family, agents, employees, visitors or licensees of such parking space or any part of the parking garage."

       Except as specifically amended by the foregoing, the Lease remains in full force and effect in accordance with its terms, unaffected hereby.

       IN WITNESS WHEREOF, Bayside Village and Resident have executed duplicate originals of the within Amendment to Bayside Village Residential Lease as of the day and year first above written. Resident acknowledges receipt of a duplicate original of this Amendment.


/s/ Ralph Amato              4-21-99
-------------------------------------    ---------------------------------------
Resident CEO Boystoys.com   Date         Resident                     Date


-------------------------------------    ---------------------------------------
Resident                    Date         Resident                     Date


BAYSIDE VILLAGE ASSOCIATES,
a partnership

By /s/ Susan Schwartz      4-21-99
  -----------------------------------
                             Date